UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-02201

                                 RIVUS BOND FUND
    ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 113 King Street
                                ARMONK, NY 10504
    ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Clifford D. Corso
                                 113 King Street
                                ARMONK, NY 10504
    ----------------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 914-273-4545

                        Date of fiscal year end: MARCH 31

                  Date of reporting period: SEPTEMBER 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


RIVUS BOND FUND SHAREHOLDER LETTER - 09/30/07

OCTOBER 11, 2007

TO THE SHAREHOLDER:

In late September, the Federal Open Market Committee ("FOMC") cut the Federal Funds rate by a full 50 basis points to 4.75% instead of the expected 25 basis points. The decision appears to have had the desired effect in helping to ease the liquidity crunch that had nearly paralyzed Wall Street in August and into September. The market now anticipates, the Fed will cut rates by at-least another 25 basis points by the end of the year to further facilitate inter-bank lending and to shore up liquidity. The results of the Fed's action are best illustrated by the relief provided to the stressed rates observed in one-month Libor. After spiking in August from the 5.32% level at the end of July, the rate peaked at 5.82% on September 7, 2007. By the end of September the rate had receded down to 5.12% and is currently hovering around 5.06%.

While the liquidity crisis has seemingly abated, it has left damage in its wake. A number of major Wall Street institutions have revealed significant losses from subprime-related investments and hung leveraged loans related to large LBOs. The contagion from the sub-prime debacle led to a re-pricing of risk in other fixed income assets, with spreads in the High Yield, Emerging Market and even Investment Grade Corporate bonds (particularly brokers and finance companies) gapping out. As is typical in such periods, investors moved to safety as evidenced by a rally in the 10 year treasury yield from 5.03% at the start of the quarter to 4.59% at the end of the quarter. Intra quarter volatility in the equity markets was also extreme. The Standard & Poors ("S&P") 500 index, for instance, dropped from a high of 1,553.08 on July 19, 2007 to a low of 1,406.7 on August 15, 2007 and then closed the quarter at 1,526.75. Clearly this period was characterized by elevated levels of volatility across a spectrum of asset classes.

The larger-than-expected rate cut and recent inflation data indicate that the Fed is now more concerned about slow economic growth than it is about inflation. In their press release after the September 18 meeting, the Fed noted that "readings on core inflation have improved" and they are "monitoring inflation developments carefully." Economic consensus supports the Fed's notion, predicting that core personal consumption expenditures ("PCE") inflation will be only 1.8 percent over the next five quarters, even assuming oil price increases. One key factor on the other side of a moderating inflation figure is the continued weakening of the dollar. In September, the dollar hit a historic low against the Euro, falling to $1.40 per Euro. The dollar also reached parity with the Canadian dollar, an event that had not happened since 1976. As the dollar weakens, imported goods and raw materials cost more, adding to overall inflationary pressures. Oil prices have also continued their upward trend, ending the quarter at $81.66 per barrel and are currently at record levels and likely contributing to a slowdown in the US economy. Domestic employment growth slowed in the quarter with 292,000 new non-farm jobs added. The unemployment rate at quarter end was 4.7%, up 0.2% from June 2007, and down significantly from the current cyclical high of 6.3% as of June 2003. Clearly, the Fed may be in the unenviable position of continuing to cut rates despite a weak dollar and potential for inflation.

For the quarter ended September 28, 2007, the Fund had a Net Asset Value ("NAV") of $19.67 per share. This represents a 0.15% increase from $19.64 per share at June 29, 2007. On September 28, 2007, the Fund's closing price on the New York Stock Exchange was $17.66 per share, representing a 10.22% discount to NAV per share, compared with 8.76% discount as of June 29, 2007.

One of the primary objectives of the Fund is to maintain its high level of income. On September 12, 2007 the Board of Directors declared a dividend payment of $0.2875 per share payable November 1, 2007 to shareholders of record on October 5, 2007. The dividend was unchanged from the prior quarter and has been for the last 11 quarters. On an annualized basis, including the pending dividend, the Fund has paid a total of $1.15 per share in dividends, representing a 6.62% Dividend Yield based on the market price on October 11, 2007 of $17.37 per share.

Another primary objective of the Fund is to deliver a competitive total return. The table below compares the performance of the Fund to the Lehman Investment Grade Credit Index benchmark:

   TOTAL RETURN-PERCENTAGE CHANGE (ANNUALIZED FOR PERIODS LONGER THAN 1 YEAR)
              IN NAV PER SHARE WITH ALL DISTRIBUTIONS REINVESTED 1

                                                          QUARTER    1 YEAR     2 YEARS    5 YEARS   10 YEARS
                                                            TO         TO         TO         TO         TO
                                                         09/30/07   09/30/07   09/30/07   09/30/07   09/30/07
                                                         --------   --------   --------   --------   --------
Rivus Bond Fund 2 ....................................     1.65%      4.79%      3.94%      4.84%      5.49%
Lehman Investment Grade Credit Index 3 ...............     2.08%      4.23%      3.70%      5.07%      6.13%

----------
1 This is historical information and should not be construed as indicative of any likely future performance

2 Source: Lipper Inc.

3  Comprised  primarily  of  U.S.,   investment  grade  corporate  bonds  (FUNDS
BENCHMARK)

The Fund's performance for the 5 and 10 year historical periods was reduced by the impact of the 4.5% dilution of net asset value resulting from the rights offering during the December 2003 quarter.

The returns for the quarter ended September 30, 2007 relative to the benchmark were negatively impacted by the disproportionate spread widening of High Yield bonds, in which the Fund has a 20.5% allocation, relative to the Investment Grade Credit Index. Although the High Yield allocation took away from the Fund's performance in the quarter, it has had a significant positive impact on the Fund's performance relative to its benchmark over the last 12 months period and continues to generate a steady stream of income which has enabled the sustainability of the dividend.

The Fund's performance will continue to be subject to the impact of trends in longer term interest rates as was the case in the last few quarters. The Fund's performance also remains sensitive to trends in relative yield spreads on corporate bonds due to the concentration in corporate bonds. While event risk was a major concern in the market throughout 2006 and the first half of 2007, slowing GDP growth is a major concern in the second half of 2007 and for 2008. Indeed, with continued trouble in the housing market, limited credit availability, high oil prices and weaker consumer spending, we believe the near to intermediate term risks to the economy and the financial markets remain elevated. This translates into an expectation for rising and potentially doubling of corporate defaults in 2008 from the current low levels which will add to the pressure on spreads. Consistent with our cautious near to intermediate term outlook, we continue to add diversity to the portfolio to reduce the impact from name specific event risk as well as look for opportunities to trim risk. The pie chart below summarizes the portfolio quality of the Fund's long-term invested assets as of September 28, 2007:

         PERCENT OF TOTAL INVESTMENT (LOWER OF S&P AND MOODY'S RATINGS)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA                   14.3%
AA                     9.4%
A                     21.7%
BBB                   34.1%
BB                    12.9%
B & Lower              7.6%

Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan ("the Plan") as detailed in the Fund's prospectus and referred to in the Shareholder Information section of this report. The Plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to NAV or at NAV per share when market trading is at a premium to that value. To participate in the Plan, please contact PFPC Inc., the Fund's Transfer Agent and Dividend Paying Agent, at 1-800-331-1710. The Fund's investment adviser, MBIA Capital Management Corp., may be reached at 914-765-3272.

Sincerely,

/s/ Clifford D. Corso

Clifford D. Corso

President

SCHEDULE OF INVESTMENTS (UNAUDITED)                                                                    SEPTEMBER 30, 2007

                                                                               MOODY'S/
                                                                              STANDARD &
                                                                                POOR'S       PRINCIPAL          VALUE
                                                                              RATING (a)   AMOUNT (000'S)      (NOTE 1)
                                                                              ----------   --------------   --------------
LONG-TERM DEBT SECURITIES (97.13%)
AUTOMOTIVE (4.81%)
Ford Holdings, LLC, Gtd., 9.30%, 03/01/30 .................................    Caa1/CCC+          $ 1,000   $      880,000
Ford Motor Co., Debs., 8.90%, 01/15/32 ....................................    Caa1/CCC+            1,060          874,500
Ford Motor Credit Co., Debs., 7.00%, 10/01/13 .............................      B1/B               1,000          903,700
Ford Motor Credit Co., Sr. Unsec. Notes, 8.00%, 12/15/16 ..................      B1/B               1,000          935,505
General Motors Acceptance Corp., Notes, 7.25%, 03/02/11 ...................     Ba1/BB+             1,000          969,415
Meritor Automotive, Inc., Notes, 6.80%, 02/15/09 ..........................      B1/B+                 87           85,477
                                                                                                            --------------
                                                                                                                 4,648,597
                                                                                                            --------------
CHEMICALS (0.78%)
Lyondell Chemical Co., Sr. Unsec. Notes, 8.25%, 09/15/16 ..................      B1/B+                250          281,875
Nova Chemicals Co., Sr. Notes, 6.50%, 01/15/12 ............................     Ba3/B+                500          472,500
                                                                                                            --------------
                                                                                                                   754,375
                                                                                                            --------------
COMMERCIAL SERVICES (0.25%)
Avis Budget Car Rental LLC, Sr. Unsec. Notes, 8.058%, 05/15/14 (b) ........     Ba3/BB-               250          243,750
                                                                                                            --------------
DIVERSIFIED FINANCIAL SERVICES (18.13%)
Bank of America Corp., Sub. Notes, 5.42%, 03/15/17 ........................     Aa2/AA-             1,000          972,285
BlackRock, Inc., Sr. Unsub., 6.25%, 09/15/17 ..............................      A1/A+                500          500,817
Capital One Financial Corp., Notes, 7.125%, 08/01/08 ......................     A3/BBB+             1,000        1,012,977
Credit Suisse FB USA, Inc., Notes, 4.875%, 08/15/10 .......................     Aa1/AA-               500          499,308
General Electric Capital Corp., Notes, 6.125%, 02/22/11 ...................     Aaa/AAA             1,000        1,030,553
General Electric Capital Corp., Unsec. Notes, 6.00%, 06/15/12 .............     Aaa/AAA             1,725        1,778,725
HSBC America Capital Trust II, Co. Gty., 8.38%, 05/15/27, 144A ............      NA/A               2,500        2,610,200
HSBC Finance Corp., Notes, 6.75%, 05/15/11 ................................     Aa3/AA-             1,500        1,564,450
ICICI Bank Ltd., Notes, 5.75%, 01/12/12, 144A .............................    Baa2/BBB-            1,000          986,269
JP Morgan Chase Bank NA, Sub. Notes, 6.00%, 10/01/17 ......................     Aa1/AA-             1,000        1,009,694
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12 ....................     Aaa/AA+               500          531,400
Residential Capital Corp., Gtd., 7.375%, 06/30/10 .........................    Ba1/BBB-             1,000          830,000
Residential Capital LLC, Co. Gty., 7.125%, 11/21/08 .......................    Ba1/BBB-               500          447,500
Sanwa Bank Ltd., Sub. Notes, 7.40%, 06/15/11 ..............................      Aa3/A                500          537,398
Takefuji Corp., Sr. Notes, 9.20%, 04/15/11, 144A ..........................    Baa1/BBB             1,000        1,121,167
UBS PFD Funding Trust I, Co. Gty., 8.622%, 12/31/49 (b) ...................     Aa2/AA-             1,000        1,086,063
Wachovia Capital Trust III, Gtd., 5.80%, 08/29/49 (b) .....................      A2/A               1,000          993,291
                                                                                                            --------------
                                                                                                                17,512,097
                                                                                                            --------------
ENERGY (7.56%)
Anadarko Petroleum Corp., Sr. Notes, 5.95%, 09/15/16 ......................    Baa3/BBB-              700          693,287
Apache Corp., Notes, 7.70%, 03/15/26 ......................................      A3/A-                500          579,912
Chesapeake Energy Corp., Sr. Notes, 7.50%, 09/15/13 .......................     Ba2/BB                500          513,750
Pemex Project Funding Master Trust, Co. Gty., 6.125%, 08/15/08 ............    Baa1/BBB             1,000        1,005,000
Petrobras International Finance Co., Sr. Unsub. Notes, 6.125%, 10/06/16 ...    Baa1/BBB-              750          755,769
Transocean, Inc., Notes, 7.50%, 04/15/31 ..................................    Baa1/BBB+              500          554,013
Western Atlas, Inc., Debs., 8.55%, 06/15/24 ...............................      A2/A               2,539        3,203,134
                                                                                                            --------------
                                                                                                                 7,304,865
                                                                                                            --------------
GAMING, LODGING & LEISURE (4.23%)
Caesars Entertainment, Inc., Sr. Notes, 7.50%, 09/01/09 ...................     Baa3/BB             1,000        1,025,000
MGM Mirage, Inc., Co. Gty., 6.00%, 10/01/09 ...............................     Ba2/BB              1,000          992,500
Royal Caribbean Cruises Ltd., Sr. Notes, 6.75%, 03/15/08 ..................    Ba1/BBB-             1,000        1,002,541
Starwood Hotels & Resorts Worldwide, Inc., Gtd., 7.875%, 05/01/12 .........    Baa3/BBB-            1,000        1,067,150
                                                                                                            --------------
                                                                                                                 4,087,191
                                                                                                            --------------

   The accompanying notes are an integral part of these financial statements.

                                                                               MOODY'S/
                                                                              STANDARD &
                                                                                POOR'S       PRINCIPAL          VALUE
                                                                              RATING (a)   AMOUNT (000'S)      (NOTE 1)
                                                                              ----------   --------------   --------------
HOME BUILDERS (0.95%)
Centex Corp., Notes, 5.45%, 08/15/12 ......................................    Baa2/BBB           $ 1,000   $      913,023
                                                                                                            --------------
INDUSTRIAL (0.76%)
Belden CDT, Inc., Sr. Sub. Notes, 7.00%, 03/15/17, 144A ...................     Ba2/BB-               250          247,500
L-3 Communications Corp., Co. Gty., 6.125%, 07/15/13 ......................     Ba3/BB+               500          491,250
                                                                                                            --------------
                                                                                                                   738,750
                                                                                                            --------------
INSURANCE (5.32%)
AIG Sunamerica Global Finance VI, Sr. Notes, 6.30%, 05/10/11, 144A ........     Aa2/AA+             1,000        1,031,280
Berkshire Hathaway Finance Corp., Notes, 5.10%, 07/15/14 ..................     Aaa/AAA             1,000          978,766
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 (c) .....................      WR/NR              1,500        1,713,750
Sunamerica, Inc., Debs., 8.125%, 04/28/23 .................................     Aa2/AA                750          891,622
XL Capital Europe PLC, Gtd., 6.50%, 01/15/12 ..............................      A3/A-                500          518,547
                                                                                                            --------------
                                                                                                                 5,133,965
                                                                                                            --------------
MEDIA (12.90%)
Clear Channel Communication, Inc., Co. Gty., 8.00%, 11/01/08 ..............     Baa3/B+             1,000        1,016,224
Comcast Corp., Gtd., 7.05%, 03/15/33 ......................................    Baa2/BBB+            2,000        2,108,100
Dex Media West LLC, Sr. Notes, 8.50%, 08/15/10 ............................      Ba3/B                500          513,750
Harcourt General, Inc., Sr. Debs., 8.875%, 06/01/22 .......................      WR/A-              2,000        2,498,966
News America Holdings, Inc., Gtd., 7.90%, 12/01/95 ........................    Baa2/BBB             1,400        1,531,388
Quebecor World Capital Corp., Gtd., 6.125%, 11/15/13 ......................      B3/B               1,000          860,000
Time Warner, Inc., Debs., 9.15%, 02/01/23 .................................    Baa2/BBB+            3,000        3,658,392
Viacom, Inc., Sr. Debs., 7.875%, 07/30/30 .................................    Baa3/BBB               250          270,507
                                                                                                            --------------
                                                                                                                12,457,327
                                                                                                            --------------
MINING (1.61%)
Freeport-McMoran C&G, Sr. Unsec. Notes, 8.375%, 04/01/17 ..................     Ba3/BB                500          546,250
Vale Overseas Ltd., Co. Gty., 6.25%, 01/23/17 .............................    Baa3/BBB             1,000        1,011,199
                                                                                                            --------------
                                                                                                                 1,557,449
                                                                                                            --------------
PAPER (2.35%)
Abitibi-Consolidated, Inc., Debs., 8.85%, 08/01/30 ........................      B3/B                 500          345,000
Smurfit Capital Funding PLC, Debs., 7.50%, 11/20/25 .......................     Ba2/BB              2,000        1,920,000
                                                                                                            --------------
                                                                                                                 2,265,000
                                                                                                            --------------
PHARMACEUTICALS (0.56%)
Monsanto Co. (Pharmacia Corp.), Debs., 6.50%, 12/01/18 ....................     Aa1/AAA               500          538,649
                                                                                                            --------------
REAL ESTATE INVESTMENT TRUST (REIT) (5.46%)
Chelsea Property Group, Inc., Notes, 7.25%, 10/21/07 ......................      A3/A-              1,000        1,000,809
Federal Realty Investment Trust, Sr. Unsec. Notes, 5.40%, 12/01/13 ........    Baa1/BBB+              750          731,063
Host Marriott LP, Sr. Notes, 7.00%, 08/15/12 ..............................     Ba1/BB                500          503,750
iStar Financial, Inc., Sr. Notes, 6.00%, 12/15/10 .........................    Baa2/BBB             1,000          972,161
Liberty Property LP, Sr. Notes, 7.50%, 01/15/18 ...........................    Baa2/BBB             1,000        1,063,833
Nationwide Health Properties, Inc., Notes, 6.00%, 05/20/15 ................    Baa3/BBB-              500          504,292
Prologis, Sr. Notes, 5.50%, 04/01/12 ......................................    Baa1/BBB+              500          494,303
                                                                                                            --------------
                                                                                                                 5,270,211
                                                                                                            --------------
RETAIL & RESTAURANT (2.14%)
Autonation, Inc., Co. Gty., 7.00%, 04/15/14 ...............................     Ba2/BB+               500          477,500
Darden Restaurants, Inc., Debs., 7.125%, 02/01/16 .........................    Baa3/BBB+              500          522,076
JC Penney Co., Inc., Sr. Unsec. Notes, 8.00%, 03/01/10 ....................    Baa3/BBB-            1,000        1,064,119
                                                                                                            --------------
                                                                                                                 2,063,695
                                                                                                            --------------

   The accompanying notes are an integral part of these financial statements.

                                                                               MOODY'S/
                                                                              STANDARD &
                                                                                POOR'S        PRINCIPAL         VALUE
                                                                              RATING (a)   AMOUNT (000'S)      (NOTE 1)
                                                                              ----------   --------------   --------------
TECHNOLOGY (0.52%)
Avnet, Inc., Sr. Notes, 6.625%, 09/15/16 ..................................     Ba1/BBB-          $   500   $      504,842
                                                                                                            --------------
TELECOMMUNICATIONS (10.35%)
Citizens Communications Co., Sr. Notes, 6.25%, 01/15/13 ...................      Ba2/BB+              500          487,500
Deutsche Telekom International Finance BV, Gtd., 8.25%, 06/15/30 ..........       A3/A-             2,000        2,448,326
France Telecom SA, Notes, 7.75%, 03/01/11 (d) .............................       A3/A-               750          806,191
GTE Corp., Debs., 6.94%, 04/15/28 .........................................      Baa1/A             2,000        2,078,554
SBC Communications, Inc., Notes, 5.875%, 08/15/12 .........................       A2/A                500          511,789
Sprint Capital Corp., Co. Gty., 6.90%, 05/01/19 ...........................     Baa3/BBB            1,750        1,756,922
Verizon Global Funding Corp., Notes, 7.75%, 12/01/30 ......................       A3/A              1,646        1,903,907
                                                                                                            --------------
                                                                                                                 9,993,189
                                                                                                            --------------
TRANSPORTATION (3.91%)
BNSF Funding Trust I, Co. Gty., 6.613%, 12/15/55 (b) ......................     Baa3/BBB-             250          225,528
Burlington North Santa Fe., Unsec. Notes, 5.65%, 05/01/17 .................     Baa1/BBB            1,000          979,694
Federal Express Corp., Notes, 9.65%, 06/15/12 .............................     Baa2/BBB            1,750        2,069,187
Ryder Systems, Inc., Notes, 5.85%, 03/01/14 ...............................     Baa1/BBB+             500          504,013
                                                                                                            --------------
                                                                                                                 3,778,422
                                                                                                            --------------
UTILITIES (5.34%)
DPL, Inc., Sr. Notes, 8.00%, 03/31/09 (e) .................................       NR/NR             1,000        1,039,789
Hydro-Quebec, Gtd., Debs., 8.25%, 04/15/26 ................................      Aa2/A+             1,550        2,020,315
Midamerican Funding LLC, Sec. Sr. Bonds, 6.927%, 03/01/29 .................      A3/BBB+              500          543,353
NSTAR, Notes, 8.00%, 02/15/10 .............................................       A2/A                500          530,888
Ohio Power Co., Sr. Notes, 6.00%, 06/01/16 ................................      A3/BBB               500          502,330
Old Dominion Electric Coop., Sec. Bonds, 6.25%, 06/01/11 ..................      Aaa/AAA              500          522,404
                                                                                                            --------------
                                                                                                                 5,159,079
                                                                                                            --------------
MORTGAGE BACKED SECURITIES (7.70%)
FHLMC Pool # B11892, 4.50%, 01/01/19 ......................................      Aaa/AAA            1,402        1,353,021
FHLMC Pool # A15675, 6.00%, 11/01/33 ......................................      Aaa/AAA              989          993,563
FNMA Pool # 763852, 5.50%, 02/01/34 .......................................      Aaa/AAA            2,212        2,170,736
FNMA Pool # 754791, 6.50%, 12/01/33 .......................................      Aaa/AAA            1,261        1,290,381
GNSF Pool # 417239, 7.00%, 02/15/26 .......................................      Aaa/AAA               60           63,037
GNSF Pool # 780374, 7.50%, 12/15/23 .......................................      Aaa/AAA               26           27,917
Meristar Commercial Mortgage Trust, Series 1999-C1, Class C, 8.29%,
   03/03/16, 144A .........................................................      Aaa/AAA              500          533,341
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A3,
   5.679%, 10/15/48 .......................................................      Aaa/AAA              500          503,813
Wells Fargo Mortgage Backed Securities Trust, Series 2007-10, Class 1A19,
   6.00%, 07/25/37 ........................................................      Aaa/NA               500          504,880
                                                                                                            --------------
                                                                                                                 7,440,689
                                                                                                            --------------
ASSET BACKED SECURITIES (1.50%)
CPS Auto Trust, Series 2007-C, Class A3, 5.45%, 05/15/12 (c) ..............      Aaa/AAA              590          590,708
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1,
   5.90%, 03/25/38 (d) ....................................................      Aaa/AAA              866          861,209
                                                                                                            --------------
                                                                                                                 1,451,917
                                                                                                            --------------
TOTAL LONG-TERM DEBT SECURITIES (Cost of $92,069,929) .....................                                     93,817,082
                                                                                                            --------------
COMMERCIAL PAPER (0.78%)
Atomium Funding Corp., 5.45% due 10/01/07 .................................                           750          750,000
                                                                                                            --------------
TOTAL COMMERCIAL PAPER (Cost of $750,000) .................................                                        750,000
                                                                                                            --------------

   The accompanying notes are an integral part of these financial statements.

                                                                                                                 VALUE
                                                                                           SHARES (000'S)      (NOTE 1)
                                                                                           --------------   --------------
INVESTMENT COMPANIES (0.40%)
PNC Bank Money Market .....................................................                           389   $      389,291
                                                                                                            --------------
TOTAL INVESTMENT COMPANIES (Cost of $389,291) .............................                                        389,291
                                                                                                            --------------
TOTAL INVESTMENTS (98.31%)
   (Cost $93,209,220) .....................................................                                 $   94,956,373
                                                                                                            --------------
OTHER ASSETS AND LIABILITIES (1.69%) ......................................                                      1,628,958
                                                                                                            --------------
NET ASSETS (100.0%) .......................................................                                 $   96,585,331
                                                                                                            ==============

----------
(a) Ratings for debt securities are unaudited. All ratings are as of September 30, 2007 and may have changed subsequently.
(b)   Variable rate security. Rate disclosed is as of September 30, 2007.
(c)   Security was valued using fair value procedures as of September 30, 2007.
(d)   Multi-Step Coupon. Rate disclosed is as of September 30, 2007.
(e)   Security rated BBB+ by Fitch.
144A Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2007, these securities amounted to 6.76% of net assets.

LEGEND
Co. Gty. - Company Guaranty
Debs. - Debentures
FHLMC - Federal Home Loan Mortgage Corp.
FNMA - Federal National Mortgage Association
GNSF - Government National Mortgage Association (Single Family)
Gtd. - Guaranteed
NA - Not Available
NR - Not Rated
Sec. - Secured
Sr. - Senior
Sub. - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated
WR - Withdrawn Rating

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
SEPTEMBER 30, 2007

Assets:
   Investment in securities, at value (amortized cost
     $93,209,220) (Note 1) .................................................   $  94,956,373
   Interest receivable .....................................................       1,660,050
   Prepaid expenses ........................................................          30,721
                                                                               -------------
       TOTAL ASSETS ........................................................      96,647,144
                                                                               -------------
Liabilities:
   Payable to Investment Adviser ...........................................          38,721
   Accrued expenses payable ................................................          23,092
                                                                               -------------
       TOTAL LIABILITIES ...................................................          61,813
                                                                               -------------
   Net assets: (equivalent to $19.68 per share based
     on 4,907,678 shares of capital stock outstanding) .....................   $  96,585,331
                                                                               =============
NET ASSETS consisted of:
   Par value ...............................................................   $   4,907,678
   Capital paid-in .........................................................      91,975,447
   Accumulated net investment loss .........................................        (448,811)
   Accumulated net realized loss on investments ............................      (1,596,136)
   Net unrealized appreciation on investments ..............................       1,747,153
                                                                               -------------
                                                                               $  96,585,331
                                                                               =============

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2007

Investment Income:
   Interest ................................................................   $   3,081,203
   Other income ............................................................          92,498
                                                                               -------------
       Total Investment Income .............................................       3,173,701
                                                                               -------------
Expenses:
   Investment advisory fees (Note 4) .........................   $   240,720
   Transfer agent fees .......................................        19,886
   Trustees' fees ............................................        30,354
   Audit fees ................................................         9,911
   Legal fees and expenses ...................................        59,943
   Reports to shareholders ...................................        13,785
   Custodian fees ............................................         6,562
   Insurance .................................................        15,600
   NYSE fees .................................................        12,500
   Miscellaneous .............................................        26,299
                                                                 -----------
       Total Expenses ......................................................       435,560
                                                                               -----------
         Net Investment Income .............................................     2,738,141
                                                                               -----------
Realized and unrealized gain on investments (Note 1):
   Net realized gain from security transactions ............................       933,546
                                                                               -----------
   Unrealized appreciation of investments:
     Beginning of the year ...................................     4,208,776
     End of the year .........................................     1,747,153
                                                                 -----------
       Change in unrealized depreciation of investments ....................    (2,461,623)
                                                                               -----------
         Net realized and unrealized gain on investments ...................    (1,528,077)
                                                                               -----------
Net increase in net assets resulting from operations .......................   $ 1,210,064
                                                                               ===========

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           SIX MONTHS ENDED
                                                                          SEPTEMBER 30, 2007     YEAR ENDED
                                                                              (UNAUDITED)      MARCH 31, 2007
                                                                          ------------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income ..............................................   $        2,738,141   $    5,365,142
   Net realized gain from security transactions (Note 2) ..............              933,546           29,957
   Change in unrealized appreciation (depreciation) of investments ....           (2,461,623)       1,686,481
                                                                          ------------------   --------------
     Net increase in net assets resulting from operations .............            1,210,064        7,081,580
                                                                          ------------------   --------------
Distributions:
   Distributions to shareholders from net investment income ...........           (2,821,916)      (5,643,838)
                                                                          ------------------   --------------
   Increase (decrease) in net assets ..................................           (1,611,852)       1,437,742
Net Assets:
   Beginning of period ................................................           98,197,183       96,759,441
                                                                          ------------------   --------------
   End of period ......................................................   $       96,585,331   $   98,197,183
                                                                          ==================   ==============
   Accumulated net investment loss ....................................             (448,811)        (365,036)
                                                                          ==================   ==============

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

                                                            SIX MONTHS ENDED                  YEAR ENDED MARCH 31,
                                                           SEPTEMBER 30, 2007   -------------------------------------------------
                                                               (UNAUDITED)        2007      2006      2005       2004       2003
                                                           ------------------   -------   -------   --------   --------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of  period ..................        $ 20.01         $ 19.72   $ 20.62   $  21.32   $  21.50   $ 20.13
                                                                -------         -------   -------   --------   --------   -------
   Net investment income(1) ............................           0.56            1.09      1.10       1.14       1.29      1.31
   Net realized and unrealized gain (loss) on
     investments(1) ....................................          (0.31)           0.35     (0.85)     (0.59)      0.83      1.45
                                                                -------         -------   -------   --------   --------   -------
Total from investment operations .......................           0.25            1.44      0.25       0.55       2.12      2.76
                                                                -------         -------   -------   --------   --------   -------
Capital share transaction:
   Dilution of the net asset value from rights
     offering (Note 6) .................................             --              --        --         --      (0.97)       --
                                                                -------         -------   -------   --------   --------   -------
Less distributions:
   Dividends from net investment income ................          (0.58)          (1.15)    (1.15)     (1.14)     (1.27)    (1.34)
   Distributions from tax return of capital ............             --              --        --      (0.11)     (0.06)    (0.05)
                                                                -------         -------   -------   --------   --------   -------
Total distributions ....................................          (0.58)          (1.15)    (1.15)     (1.25)     (1.33)    (1.39)
                                                                -------         -------   -------   --------   --------   -------
Net asset value, end of period .........................        $ 19.68         $ 20.01   $ 19.72   $  20.62   $  21.32   $ 21.50
                                                                =======         =======   =======   ========   ========   =======
Per share market price, end of period ..................        $ 17.66         $ 18.30   $ 17.75   $  18.26   $  19.51   $ 20.65
                                                                =======         =======   =======   ========   ========   =======

TOTAL INVESTMENT RETURN (1)
   Based on market value ...............................          (0.34)%          9.93%     3.52%      0.22%      1.13%    14.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's) ...................        $96,585         $98,197   $96,759   $101,181   $104,628   $78,973
Ratio of expenses to average net assets ................           0.91%*          1.00%     0.90%      0.89%      0.86%     0.91%
Ratio of net investment income to average net assets ...           5.70%*          5.57%     5.42%      5.43%      5.57%     6.39%
Portfolio turnover rate ................................           8.50%**        25.90%    24.33%      6.78%     11.99%    12.27%
Number of shares outstanding at the end of the
   period (in 000's) ...................................          4,908           4,908     4,908      4,908      4,908     3,673

----------
(1) Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

*     Annualized
**    Not annualized

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Note 1 - SIGNIFICANT ACCOUNTING POLICIES - The Rivus Bond Fund (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America ("GAAP").

A. SECURITY VALUATION - In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Trustees. At September 30, 2007, Penn Central Corp. and CPS Auto Trust were valued using fair value procedures and represented 1.77% and 0.61% of net assets, respectively.

B. DETERMINATION OF GAINS OR LOSSES ON SALE OF SECURITIES - Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. FEDERAL INCOME TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows for implementation of FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As of September 30, 2007, management has evaluated the application of FIN 48 to the Fund, and has determined that there is no material impact on the Fund's financial statements.

D. OTHER - Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. DISTRIBUTIONS TO SHAREHOLDERS AND BOOK/TAX DIFFERENCES - Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount. Distributions during the fiscal years ended March 31, 2007 and 2006 were characterized as follows for tax purposes:

              ORDINARY INCOME   RETURN OF CAPITAL   CAPITAL CAPITAL   TOTAL DISTRIBUTION
              ---------------   -----------------   ---------------   ------------------
FY 2007         $ 5,643,838     $              --   $            --       $ 5,643,838
FY 2006         $ 5,643,830     $              --   $            --       $ 5,643,830

At March 31, 2007, the components of distributable earnings on a tax basis were as follows:

                ACCUMULATED        CAPITAL LOSS       POST-OCTOBER       NET REALIZED
  TOTAL*      ORDINARY INCOME      CARRYFORWARD           LOSS           APPRECIATION
-----------   ---------------   -----------------   ---------------   ------------------
$ 1,314,058   $        54,650   ($      2,529,682)  $            --   $        3,789,090
===========   ===============   =================   ===============   ==================

*     Temporary   differences   include  book   amortization   and  deferral  of
      post-October losses, if any, which will be recognized for the tax year ending March 31, 2008.

      As of March 31, 2007, the capital loss carryovers available to offset possible future capital gains were as follows:

                             AMOUNT     EXPIRATION DATE
                          -----------   ---------------
                          $   956,105         2010
                            1,393,195         2011
                               47,236         2013
                              133,146         2015

      At March 31, 2007, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

         AGGREGATE    NET UNREALIZED   GROSS UNREALIZED   GROSS UNREALIZED
         TAX COST      APPRECIATION      APPRECIATION      (DEPRECIATION)
       ------------   --------------   ----------------   ----------------
       $ 92,817,449     $ 3,789,090       $ 4,689,519        ($900,429)

      The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for amortization of market premium and accretion of market discount.

F. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PORTFOLIO TRANSACTIONS - The following is a summary of the security transactions, other than short-term investments, for the six months ended September 30, 2007:

                                           COST OF     PROCEEDS FROM SALES
                                          PURCHASES       OR MATURITIES
                                         -----------   -------------------
      U.S. Government Securities         $        --       $   609,074
      Other Investment Securities        $ 8,000,251       $ 7,627,462

NOTE 3 - CAPITAL STOCK - At September 30, 2007, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 4,907,678 shares issued and outstanding.

NOTE 4 - INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATED PERSONS - MBIA Capital Management Corp. ("MBIA-CMC") serves as Investment Adviser to the Fund. MBIA-CMC is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund's month end net assets and 0.40% on the Fund's month-end net assets in excess of $100 million.

PFPC Inc., a member of PNC Financial Services Group, provides accounting and administrative services to the Fund and is compensated for these services by the Investment Adviser.

Certain officers of the Fund are also directors, officers and/or employees of the Investment Adviser. None of the Fund's officers receive compensation from the Fund.

NOTE 5 - DIVIDEND AND DISTRIBUTION REINVESTMENT - In accordance with the terms of the Automatic Dividend Investment Plan (the "Plan"), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six months ended September 30, 2007, the Fund issued no shares under the Plan.

NOTE  6 -  RIGHTS  OFFERING  - On  December  3,  2003  the  Fund  completed  its transferable rights offering. In accordance with the terms of the rights offering described in the Fund's prospectus an additional 1,234,420 shares were issued at a subscription price of $18.77 per share, making the gross proceeds raised by the offering $23,170,063, before offering-related expenses. Dealer/managers fees of $868,877 and offering costs of approximately $417,993 were deducted from the gross proceeds making the net proceeds available for investment by the Fund $21,883,193. The dilution impact of the offering was $0.97 per share or 4.49% of the $21.58 net asset value per share on December 3, 2003, the expiration and pricing date of the offering.

NOTE 7 - NEW ACCOUNTING PRONOUNCEMENTS - In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

SHAREHOLDER INFORMATION (UNAUDITED)

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on June 11, 2007. At the meeting, shareholders voted on the election of all trustees, the results of which were as follows:

                                                      # of Shares   # of Shares
                                                        in Favor      Withheld
                                                      -----------   -----------
W. Thacher Brown ..................................    4,427,997       36,261
John Gilray Christy ...............................    4,423,976       40,282
Morris Lloyd, Jr. .................................    4,426,801       37,457
J. Lawrence Shane .................................    4,422,803       41,455

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Investment Adviser's proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by calling (800) 765-6242 or on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling (800) 765-6242 or on the SEC's website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the SEC for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the SEC's website at www.sec.gov. The filed form may also be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions ("the Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. PFPC Inc. acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows: if the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027.

PRIVACY POLICY

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within MBIA-CMC and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, MBIA-CMC and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our website-www.MBIA.com.

                          MBIA CAPITAL MANAGEMENT CORP.

NOTICE

The Fund's Audit Committee adopted an audit committee charter on September 10, 2003. A copy of the audit committee charter was included as Appendix A to the Fund's proxy statement filed with the SEC in May, 2004, which is available on the SEC's website at www.sec.gov. A copy of the Fund's audit committee charter is also available to shareholders, free of charge, upon request by calling the Fund at 800-331-1710.

--------------------------------------------------------------------------------

             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

                     Contact Your Transfer Agent, PFPC Inc.,
        P.O. Box 43027, Providence, RI 02940-3027, or call 1-800-331-1710

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

                                    TRUSTEES
                                   ----------
                                W. THACHER BROWN
                               JOHN GILRAY CHRISTY
                                MORRIS LLOYD, JR.
                                J. LAWRENCE SHANE

                                    OFFICERS
                                   ----------
                                CLIFFORD D. CORSO
                                    PRESIDENT
                                 MARC D. MORRIS
                                    TREASURER
                                LEONARD CHUBINSKY
                                    SECRETARY
                                  RICHARD WALZ
                            CHIEF COMPLIANCE OFFICER
                               ROBERT T. CLAIBORNE
                                 VICE PRESIDENT
                                  GAUTAM KHANNA
                                 VICE PRESIDENT

                               INVESTMENT ADVISER
                              --------------------
                          MBIA CAPITAL MANAGEMENT CORP.
                                 113 KING STREET
                                ARMONK, NY 10504

                                    CUSTODIAN
                                   -----------
                               PFPC TRUST COMPANY
                             8800 TINICUM BOULEVARD
                             PHILADELPHIA, PA 19153

                                 TRANSFER AGENT
                                ----------------
                                    PFPC INC.
                                 P.O. BOX 43027
                            PROVIDENCE, RI 02940-3027
                                 1-800-331-1710

                                     COUNSEL
                                    ---------
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                                  ------------
                            TAIT, WELLER & BAKER LLP
                               1818 MARKET STREET
                                   SUITE 2400
                             PHILADELPHIA, PA 19103

                                  RIVUS [LOGO]
                                 Managed by MBIA
                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications  pursuant  to Rule  30a-2(b)  under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) RIVUS BOND FUND

By (Signature and Title)*  /S/ CLIFFORD D. CORSO
                         -------------------------------------------------------
                          Clifford D. Corso, President
                          (principal executive officer)

Date NOVEMBER 29, 2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ CLIFFORD D. CORSO
                         -------------------------------------------------------
                          Clifford D. Corso, President
                          (principal executive officer)

Date NOVEMBER 29, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MARC D. MORRIS
                         -------------------------------------------------------
                         Marc D. Morris, Treasurer
                         (principal financial officer)

Date NOVEMBER 29, 2007
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.